Exhibit 10.11.2

                              SECOND AMENDMENT

                            TO CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the "Second Amendment"), dated as of June 28, 2000, between FIRST UNION NATIONAL BANK, a national banking association (the "Bank"), COMMSCOPE, INC. OF NORTH CAROLINA, a North Carolina corporation (the "Borrower") and the guarantors listed on the signature page hereto (the "Guarantors").

                            STATEMENT OF PURPOSE

     The Bank, the Borrower and the Guarantors are parties to the Credit Agreement dated as of February 26, 1999 (as amended, restated, supplemented or otherwise modified, the "Credit Agreement"), pursuant to which the Bank has agreed to extend, and has extended, a credit facility to the Borrower.

     The parties now desire to amend the Credit Agreement in certain respects on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, the parties hereto hereby agree as follows:

     Section 1. Definitions. All capitalized terms used and not defined herein shall have the meanings given thereto in the Credit Agreement.

     Section 2. Amendments to the Credit Agreement. The Credit Agreement is hereby amended as follows:

     (a) Section 6.14 of the Credit Agreement shall be amended by (i) deleting the word "and" from the end of the clause (f), (ii) deleting the period at the end of clause (g) and substituting therefor the phrase "; and" and (iii) adding thereto the following new clause (h):

         "(h) Indebtedness of the Borrower to Holdings representing the loan by Holdings to the Borrower of the proceeds of the Holdings Senior Subordinated Notes."

     (b) Paragraph (i) Of Section 9.1 of the Credit Agreement is hereby amended by (i) deleting the word "or" from the end of the clause (iii) thereof and substituting therefor a comma and (ii) deleting the phrase "; or" at the end of the clause (iv) and substituting therefor the following:

         "or (iv) the loan by Holdings to the Borrower of the proceeds of the Holdings Senior Subordinated Notes; or"

     Section 3.  Representations and Warranties/No Default.

     (a) By its execution hereof, the Borrower hereby certifies that (after giving effect to this Second Amendment) each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein and that as of the date hereof no Default or Event of Default has occurred and is continuing.

     (b) By its execution hereof, the Borrower hereby represents and warrants that each of the Credit Parties has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Second Amendment and each other document executed in connection herewith to which it is a party in accordance with their respective terms. This Second Amendment has been duly executed and delivered by the duly authorized officers of the Credit Parties party thereto, and each such document constitutes the legal, valid and binding obligation of such Credit Parties, enforceable in accordance with its terms.

     Section 4. Limited Amendment. Except as expressly amended and waived herein, each provision of the Credit Agreement and each provision of each other Loan Document shall continue to be, and shall remain, in full force and effect. This Second Amendment shall not be deemed or otherwise construed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to be a commitment or any other undertaking by the Bank to engage in any further amendment or waiver of any aspect of the Credit Agreement or any other Loan Document or (c) to prejudice any other right or rights which the Bank may now have or may have in the future under or in connection with the Credit Agreement or the Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended or modified from time to time.

     Section 5. Costs and Expenses. The Borrower shall pay all reasonable out-of-pocket expenses of the Bank in connection with the preparation, execution and delivery of this Second Amendment, including without limitation, the reasonable fees and disbursements of counsel for the Bank.

     Section 6. Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     Section 7. Governing Law. This Second Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of North Carolina, without reference to the conflicts or choice of law principles thereof.

     Section 8. Entire Agreement. This Second Amendment, together with the Credit Agreement and the other Loan Documents, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements. The Borrower acknowledges that there are no other agreements of any kind, whether written or oral pertaining to the subject matter hereof, not memorialized in the Second Amendment, the Credit Agreement and the other Loan Documents.

                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed and delivered under seal by their respective duly authorized officers as of the date first above written.

                                 BORROWER:

                                   COMMSCOPE, INC. OF NORTH CAROLINA
[CORPORATE SEAL]

/s/Frank B. Wyatt, II, Secretary

                                   By:  /s/Barry D. Graham
                                        ----------------------------
                                        Name:  Barry D. Graham
                                               ---------------------
                                        Title: Treasurer

                                               ---------------------


                                   BANK:

                                   FIRST UNION NATIONAL BANK


                                   By:  /s/Frederick E. Blumer
                                        ----------------------------
                                        Name:  Frederick E. Blumer
                                               ---------------------
                                        Title: Vice President

                                               ---------------------


                                 GUARANTOR:

                                   COMMSCOPE, INC.
[CORPORATE SEAL]

/s/Frank B. Wyatt, II, Secretary

                                   By:  /s/Barry D. Graham
                                        ----------------------------
                                        Name:  Barry D. Graham
                                               ---------------------
                                        Title: Treasurer

                                               ---------------------